Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by geographic area

U.S.	$10,782	9,857	9.4%	9.4	—

Europe	5,590	5,341	4.7	9.4	(4.7)
Western Hemisphere excluding U.S.	1,076	998	7.8	15.5	(7.7)
Asia-Pacific, Africa	3,446	3,644	(5.4)	3.1	(8.5)
International	10,112	9,983	1.3	7.7	(6.4)

Worldwide	$20,894	19,840	5.3%	8.5	(3.2)

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by geographic area

U.S.	$11,657	10,510	10.9%	10.9	—

Europe	5,131	5,355	(4.2)	(5.2)	1.0
Western Hemisphere excluding U.S.	1,136	1,027	10.7	16.8	(6.2)
Asia-Pacific, Africa	3,595	3,323	8.2	14.3	(6.1)
International	9,862	9,705	1.6	3.8	(2.2)

Worldwide	$21,519	20,215	6.5%	7.5	(1.0)

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2023	2022	Total	Operations	Currency
Sales to customers by geographic area

U.S.	$22,439	20,367	10.2%	10.2	—

Europe	10,721	10,696	0.2	2.1	(1.9)
Western Hemisphere excluding U.S.	2,212	2,025	9.3	16.2	(6.9)
Asia-Pacific, Africa	7,041	6,967	1.1	8.5	(7.4)
International	19,974	19,688	1.5	5.8	(4.3)

Worldwide	$42,413	40,055	5.9%	8.0	(2.1)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by geographic area

U.S.	$9,857	9,500	3.8%	3.8	—

Europe	5,341	4,727	13.0	21.2	(8.2)
Western Hemisphere excluding U.S.	998	968	3.0	4.2	(1.2)
Asia-Pacific, Africa	3,644	3,485	4.6	8.3	(3.7)
International	9,983	9,180	8.7	14.5	(5.8)

Worldwide	$19,840	18,680	6.2%	9.1	(2.9)

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by geographic area

U.S.	$10,510	10,168	3.4%	3.4	—

Europe	5,355	4,936	8.5	22.1	(13.6)
Western Hemisphere excluding U.S.	1,027	933	10.2	13.2	(3.0)
Asia-Pacific, Africa	3,323	3,421	(2.9)	6.2	(9.1)
International	9,705	9,290	4.5	15.4	(10.9)

Worldwide	$20,215	19,458	3.9%	9.1	(5.2)

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by geographic area

U.S.	$10,794	10,338	4.4%	4.4	—

Europe	4,844	4,833	0.2	16.1	(15.9)
Western Hemisphere excluding U.S.	1,059	1,019	3.9	9.1	(5.2)
Asia-Pacific, Africa	3,299	3,336	(1.1)	11.4	(12.5)
International	9,202	9,188	0.1	13.6	(13.5)

Worldwide	$19,996	19,526	2.4%	8.7	(6.3)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by geographic area

U.S.	$10,820	10,634	1.7%	1.7	—

Europe	5,124	6,099	(16.0)	(6.3)	(9.7)
Western Hemisphere excluding U.S.	1,024	1,007	1.7	8.3	(6.6)
Asia-Pacific, Africa	2,971	3,336	(10.9)	3.0	(13.9)
International	9,119	10,442	(12.7)	(1.9)	(10.8)

Worldwide	$19,939	21,076	(5.4)%	(0.1)	(5.3)

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by geographic area

U.S.	$41,981	40,640	3.3%	3.3	—

Europe	20,664	20,595	0.3	12.1	(11.8)
Western Hemisphere excluding U.S.	4,108	3,927	4.6	8.7	(4.1)
Asia-Pacific, Africa	13,237	13,578	(2.5)	7.2	(9.7)
International	38,009	38,100	(0.2)	10.0	(10.2)

Worldwide	$79,990	78,740	1.6%	6.5	(4.9)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	2023

	Q1		Q2		SIX MONTHS
		Percent		Percent		Percent
	Amount	to Sales	Amount	to Sales	Amount	to Sales
Sales to customers	$20,894	100.0%	$21,519	100.0%	$42,413	100.0%
Cost of products sold	6,687	32.0	6,462	30.0	13,149	31.0
Gross Profit	14,207	68.0	15,057	70.0	29,264	69.0
Selling, marketing and administrative expenses	4,906	23.5	5,396	25.1	10,302	24.3
Research and development expense	3,455	16.6	3,703	17.2	7,158	16.9
In-process research and development Impairments	49	0.2	—	—	49	0.1
Interest income	(198)	(0.9)	(326)	(1.5)	(524)	(1.2)
Interest expense, net of portion capitalized	212	1.0	217	1.0	429	1.0
Other (income) expense, net	6,940	33.2	(384)	(1.8)	6,556	15.5
Restructuring	130	0.6	145	0.7	275	0.6
Earnings/(loss) before provision for taxes on income	(1,287)	(6.2)	6,306	29.3	5,019	11.8
Provision for/(Benefit from) taxes on income	(796)	(3.9)	930	4.3	134	0.3
Net earnings/(loss) from Continuing Operations	$(491)	(2.3)%	$5,376	25.0%	$4,885	11.5%
Net earnings/(loss) from Discontinued Operations, net of tax	423		(232)		191
Net earnings/(loss)	$(68)		$5,144		$5,076

Net Earnings (loss) per Share (Diluted) from Continuing Operations	$(0.19)		$2.05		$1.86
Net Earnings (loss) per Share (Diluted) from Discontinued Operations	$0.16		$(0.09)		$0.07

Average shares outstanding (Diluted)	2,605.5 *		2,625.7		2,630.7
*Basic Shares used as in an overall loss position
Effective tax rate from Continuing Operations	61.8%		14.7%		2.7%

Adjusted earnings from continuing operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from continuing operations	$7,536	36.1	$8,005	37.2	$15,541	36.6
Net earnings from continuing operations	$6,340	30.3	$6,730	31.3	$13,070	30.8
Net earnings per share (Diluted) from continuing operations	$2.41		$2.56		$4.97
Average shares outstanding (Diluted)	2,634.3		2,625.7		2,630.7
Effective tax rate from continuing operations	15.9%		15.9%		15.9%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	2022

	Q1		Q2		SIX MONTHS
		Percent		Percent		Percent
	Amount	to Sales	Amount	to Sales	Amount	to Sales
Sales to customers	$19,840	100.0%	$20,215	100.0%	$40,055	100.0%
Cost of products sold	6,018	30.3	6,322	31.3	12,340	30.8
Gross Profit	13,822	69.7	13,893	68.7	27,715	69.2
Selling, marketing and administrative expenses	4,812	24.3	5,120	25.3	9,932	24.8
Research and development expense	3,355	16.9	3,585	17.7	6,940	17.3
In-process research and development Impairments	610	3.1	—	—	610	1.5
Interest income	(22)	(0.1)	(64)	(0.3)	(86)	(0.2)
Interest expense, net of portion capitalized	10	0.1	38	0.2	48	0.1
Other (income) expense, net	(210)	(1.1)	(1)	0.0	(211)	(0.5)
Restructuring	64	0.3	71	0.4	135	0.4
Earnings before provision for taxes on income	5,203	26.2	5,144	25.4	10,347	25.8
Provision for taxes on income	632	3.2	882	4.3	1,514	3.7
Net earnings from Continuing Operations	$4,571	23.0%	$4,262	21.1%	$8,833	22.1%
Net earnings from Discontinued Operations, net of tax	578		552		1,130
Net earnings	$5,149		$4,814		$9,963

Net Earnings per Share (Diluted) from Continuing Operations	$1.71		$1.60		$3.31
Net Earnings per Share (Diluted) from Discontinued Operations	$0.22		$0.20		$0.42

Average shares outstanding (Diluted)	2,666.5		2,667.9		2,669.2
Effective tax rate from Continuing Operations	12.1%		17.1%		14.6%

Adjusted earnings from continuing operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from continuing operations	$7,349	37.0	$7,082	35.0	$14,431	36.0
Net earnings from continuing operations	$6,388	32.2	$6,038	29.9	$12,426	31.0
Net earnings per share (Diluted) from continuing operations	$2.40		$2.26		$4.66
Average shares outstanding (Diluted)	2,666.5		2,667.9		2,669.2
Effective tax rate from continuing operations	13.1%		14.7%		13.9%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	2022

	Q3		Q4		FULL YEAR
		Percent		Percent		Percent
	Amount	to Sales	Amount	to Sales	Amount	to Sales
Sales to customers	$19,996	100.0%	$19,939	100.0%	$79,990	100.0%
Cost of products sold	6,172	30.9	6,084	30.5	24,596	30.7
Gross Profit	13,824	69.1	13,855	69.5	55,394	69.3
Selling, marketing and administrative expenses	4,975	24.9	5,339	26.8	20,246	25.3
Research and development expense	3,485	17.4	3,710	18.6	14,135	17.7
In-process research and development Impairments	—	—	173	0.8	783	1.0
Interest income	(150)	(0.8)	(254)	(1.3)	(490)	(0.6)
Interest expense, net of portion capitalized	51	0.3	177	0.9	276	0.3
Other (income) expense, net	226	1.1	795	4.0	810	1.0
Restructuring	65	0.3	75	0.4	275	0.4
Earnings before provision for taxes on income	5,172	25.9	3,840	19.3	19,359	24.2
Provision for taxes on income	862	4.3	613	3.1	2,989	3.7
Net earnings from Continuing Operations	$4,310	21.6%	$3,227	16.2%	$16,370	20.5%
Net earnings from Discontinued Operations, net of tax	148		293		1,571
Net earnings	$4,458		$3,520		$17,941

Net Earnings per Share (Diluted) from Continuing Operations	$1.62		$1.22		$6.14
Net Earnings per Share (Diluted) from Discontinued Operations	$0.06		$0.11		$0.59

Average shares outstanding (Diluted)	2,661.3		2,650.1		2,663.9
Effective tax rate from Continuing Operations	16.7%		16.0%		15.4%

Adjusted earnings from continuing operations before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income from continuing operations	$7,060	35.3	$6,482	32.5	$27,973	35.0
Net earnings from continuing operations	$5,938	29.7	$5,432	27.2	$23,796	29.7
Net earnings per share (Diluted) from continuing operations	$2.23		$2.05		$8.93
Average shares outstanding (Diluted)	2,661.3		2,650.1		2,663.9
Effective tax rate from continuing operations	15.9%		16.2%		14.9%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings from continuing operations before provision for taxes on income," "adjusted net earnings from continuing operations," "adjusted net earnings per share (diluted) from continuing operations," and "adjusted effective tax rate from continuing operations" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings from continuing operations before provision for taxes on income, net earnings from continuing operations, net earnings per share (diluted) from continuing operations, and effective tax rate from continuing operations prepared in accordance with GAAP, adjusted earnings from continuing operations before provision for taxes on income, adjusted net earnings from continuing operations, adjusted net earnings per share (diluted) from continuing operations, and adjusted effective tax rate from continuing operations may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	2023
(Dollars in Millions Except Per Share Data)	Q1	Q2	SIX MONTHS
Net Earnings/(loss) from Continuing Operations, after tax - as reported	$(491)	5,376	4,885

Pre-tax Adjustments
Intangible Asset Amortization expense	1,122	1,130	2,252
Litigation related	6,900	137	7,037
IPR&D impairments	49	0	49
Restructuring related	130	145	275
Acquisition, integration and divestiture related	42	38	80
(Gains)/losses on securities	72	(1)	71
Medical Device Regulation	64	85	149
COVID-19 Vaccine related costs	444	165	609

Tax Adjustments
Tax impact on special item adjustments	(1,980)	(307)	(2,287)
Consumer Health separation tax related costs	11	(17)	(6)
Tax legislation and other tax related	(23)	(21)	(44)
Adjusted Net Earnings from continuing operations, after tax	$6,340	6,730	13,070
Average shares outstanding (Diluted)	2,634.3	2,625.7	2,630.7
Adjusted net earnings per share from continuing operations (Diluted)	$2.41	2.56	4.97

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	2022
(Dollars in Millions Except Per Share Data)	Q1	Q2	Q3	Q4	FULL YEAR
Net Earnings from Continuing Operations, after tax - as reported	$4,571	4,262	4,310	3,227	16,370

Pre-tax Adjustments
Intangible Asset Amortization expense	1,014	995	958	977	3,944
Litigation related	0	385	219	262	866
IPR&D impairments	610	0	0	173	783
Restructuring related	58	103	92	119	372
Acquisition, integration and divestiture related	0	0	0	196	196
(Gains)/losses on securities	411	109	164	6	690
Medical Device Regulation	60	70	78	88	296
COVID-19 Vaccine related costs	0	276	377	821	1,474
Other	(7)	0	0	0	(7)

Tax Adjustments
Tax impact on special item adjustments	(346)	(242)	(312)	(394)	(1,294)
Consumer Health separation tax related costs	96	2	(36)	4	66
Tax legislation and other tax related	(79)	78	88	(47)	40
Adjusted Net Earnings from continuing operations, after tax	$6,388	6,038	5,938	5,432	23,796
Average shares outstanding (Diluted)	2,666.5	2,667.9	2,661.3	2,650.1	2,663.9
Adjusted net earnings per share from continuing operations (Diluted)	$2.40	2.26	2.23	2.05	8.93

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
2023 ACTUAL vs. 2022 ACTUAL

	Q1	Q2	SIX MONTHS
WW As Reported	5.3%	6.5%	5.9%
U.S.	9.4%	10.9%	10.2%
International	1.3%	1.6%	1.5%

WW Currency	(3.2)	(1.0)	(2.1)
U.S.	—	—	—
International	(6.4)	(2.2)	(4.3)

WW Operational	8.5%	7.5%	8.0%
U.S.	9.4%	10.9%	10.2%
International	7.7%	3.8%	5.8%

Abiomed	(1.6)	(1.6)	(1.6)
U.S.	(2.7)	(2.6)	(2.6)
International	(0.6)	(0.6)	(0.6)

All Other Acquisitions and Divestitures	0.0	0.1	0.0
U.S.	0.0	0.0	0.0
International	0.1	0.2	0.2

WW Adjusted Operational	6.9%	6.0%	6.4%
U.S.	6.7%	8.3%	7.6%
International	7.2%	3.4%	5.4%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
2022 ACTUAL vs. 2021 ACTUAL

	Q1	Q2	SIX MONTHS	Q3	NINE MONTHS	Q4	TWELVE MONTHS
WW As Reported	6.2%	3.9%	5.0%	2.4%	4.1%	(5.4)%	1.6%
U.S.	3.8%	3.4%	3.6%	4.4%	3.8%	1.7%	3.3%
International	8.7%	4.5%	6.6%	0.1%	4.5%	(12.7)%	(0.2)%

WW Currency	(2.9)	(5.2)	(4.1)	(6.3)	(4.8)	(5.3)	(4.9)
U.S.	—	—	—	—	—	—	—
International	(5.8)	(10.9)	(8.4)	(13.5)	(10.0)	(10.8)	(10.2)

WW Operational	9.1%	9.1%	9.1%	8.7%	8.9%	(0.1)%	6.5%
U.S.	3.8%	3.4%	3.6%	4.4%	3.8%	1.7%	3.3%
International	14.5%	15.4%	15.0%	13.6%	14.5%	(1.9)%	10.0%

Abiomed						(0.1)
U.S.						(0.3)
International						0.0

All Other Acquisitions and Divestitures	0.0	0.1	0.1	0.1	0.1	0.1	0.0
U.S.	0.0	0.1	0.0	0.1	0.0	0.1	0.0
International	0.0	0.1	0.1	0.1	0.1	0.1	0.1

WW Adjusted Operational	9.1%	9.2%	9.2%	8.8%	9.0%	(0.1)%	6.5%
U.S.	3.8%	3.5%	3.6%	4.5%	3.8%	1.5%	3.3%
International	14.5%	15.5%	15.1%	13.7%	14.6%	(1.8)%	10.1%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
Q1 2023 - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$4,402	1,409	(7,098)	(1,287)
% to Sales	32.8%	18.8%	(34.0)%	(6.2)%

Intangible asset amortization expense
	739	383	—	1,122
In-process research and development Impairments
	—	49	—	49
Litigation Related
	—	—	6,900	6,900
Loss/(gain) on securities
	38	34	—	72
Restructuring related
	130	—	—	130
Acquisition, integration and divestiture related
	—	42	—	42
Medical Device Regulation
	—	64	—	64
COVID-19 Vaccine related costs
	444	—	—	444
Adjusted Income Before Tax by Segment from Continuing Operations	$5,753	1,981	(198)	7,536
% to Sales	42.9%	26.5%	(0.9)%	36.1%

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
Q2 2023 QTD - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$4,812	1,671	(177)	6,306
% to Sales	35.0%	21.5%	(0.8)%	29.3%

Intangible asset amortization expense	748	382	—	1,130

In-process research and development Impairments	—	—	—	—

Litigation Related	(93)	60	170	137

Loss/(gain) on securities	38	(39)	—	(1)

Restructuring related	145	—	—	145

Acquisition, integration and divestiture related	—	38	—	38

Medical Device Regulation	—	85	—	85

COVID-19 Vaccine related costs	165	—	—	165

Adjusted Income Before Tax by Segment from Continuing Operations	$5,815	2,197	(7)	8,005
% to Sales	42.3%	28.2%	0.0%	37.2%

Q2 2023 YTD - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$9,214	3,080	(7,275)	5,019
% to Sales	33.9%	20.2%	(17.2)%	11.8%

Intangible asset amortization expense	1,487	765	—	2,252

In-process research and development Impairments	—	49	—	49

Litigation Related	(93)	60	7,070	7,037

Loss/(gain) on securities	76	(5)	—	71

Restructuring related	275	—	—	275

Acquisition, integration and divestiture related	—	80	—	80

Medical Device Regulation	—	149	—	149

COVID-19 Vaccine related costs	609	—	—	609

Adjusted Income Before Tax by Segment from Continuing Operations	$11,568	4,178	(205)	15,541
% to Sales	42.6%	27.4%	(0.5)%	36.6%

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
Q1 2022 - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$3,873	1,441	(111)	5,203
% to Sales	30.1%	20.7%	(0.6)%	26.2%

Intangible asset amortization expense	760	254	—	1,014

In-process research and development Impairments	610	—	—	610

Loss/(gain) on securities	394	17	—	411

Restructuring related	(14)	72	—	58

Medical Device Regulation	—	60	—	60

Other	—	—	(7)	(7)

Adjusted Income Before Tax by Segment from Continuing Operations	$5,623	1,844	(118)	7,349
% to Sales	43.7%	26.5%	(0.6)%	37.0%

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
Q2 2022 QTD - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$4,365	1,110	(331)	5,144
% to Sales	32.8%	16.1%	(1.6)%	25.4%

Intangible asset amortization expense	736	259	—	995

Litigation Related	21	264	100	385

Loss/(gain) on securities	102	7	—	109

Restructuring related	23	80	—	103

Medical Device Regulation	—	70	—	70

COVID-19 Vaccine related costs	276	—	—	276

Adjusted Income Before Tax by Segment from Continuing Operations	$5,523	1,790	(231)	7,082
% to Sales	41.5%	25.9%	(1.1)%	35.0%

Q2 2022 YTD - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$8,238	2,551	(442)	10,347
% to Sales	31.5%	18.4%	(1.1)%	25.8%

Intangible asset amortization expense	1,496	513	—	2,009

In-process research and development Impairments	610	—	—	610

Litigation Related	21	264	100	385

Loss/(gain) on securities	496	24	—	520

Restructuring related	9	152	—	161

Medical Device Regulation	—	130	—	130

COVID-19 Vaccine related costs	276	—	—	276

Other	—	—	(7)	(7)

Adjusted Income Before Tax by Segment from Continuing Operations	$11,146	3,634	(349)	14,431
% to Sales	42.6%	26.2%	(0.9)%	36.0%

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
Q3 2022 QTD - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$4,186	1,090	(104)	5,172
% to Sales	31.7%	16.1%	(0.5)%	25.9%

Intangible asset amortization expense	698	260	—	958

Litigation Related	7	212	—	219

Loss/(gain) on securities	177	(13)	—	164

Restructuring related	23	69	—	92

Medical Device Regulation	—	78	—	78

COVID-19 Vaccine related costs	377	—	—	377

Adjusted Income Before Tax by Segment from Continuing Operations	$5,468	1,696	(104)	7,060
% to Sales	41.4%	25.0%	(0.5)%	35.3%

Q3 2022 YTD - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$12,424	3,641	(546)	15,519
% to Sales	31.5%	17.6%	(0.9)%	25.8%

Intangible asset amortization expense	2,194	773	—	2,967

In-process research and development Impairments	610	—	—	610

Litigation Related	28	476	100	604

Loss/(gain) on securities	673	11	—	684

Restructuring related	32	221	—	253

Medical Device Regulation	—	208	—	208

COVID-19 Vaccine related costs	653	—	—	653

Other	—	—	(7)	(7)

Adjusted Income Before Tax by Segment from Continuing Operations	$16,614	5,330	(453)	21,491
% to Sales	42.2%	25.8%	(0.8)%	35.8%

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
Q4 2022 QTD - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$3,223	806	(189)	3,840
% to Sales	24.5%	11.9%	(0.9)%	19.3%

Intangible asset amortization expense	717	260	—	977

In-process research and development Impairments	173	—	—	173

Litigation Related	76	136	50	262

Loss/(gain) on securities	23	(17)	—	6

Restructuring related	31	88	—	119

Acquisition, integration and divestiture related	(104)	300	—	196

Medical Device Regulation	—	88	—	88

COVID-19 Vaccine related costs	821	—	—	821

Adjusted Income Before Tax by Segment from Continuing Operations	$4,960	1,661	(139)	6,482
% to Sales	37.7%	24.5%	(0.7)%	32.5%

Q4 2022 YTD - Income Before Tax by Segment from Continuing Operations

(Dollars in Millions)	Pharmaceutical	MedTech	Unallocated	Worldwide Total
Reported Income Before Tax by Segment from Continuing Operations	$15,647	4,447	(735)	19,359
% to Sales	29.8%	16.2%	(0.9)%	24.2%

Intangible asset amortization expense	2,911	1,033	—	3,944

In-process research and development Impairments	783	—	—	783

Litigation Related	104	612	150	866

Loss/(gain) on securities	696	(6)	—	690

Restructuring related	63	309	—	372

Acquisition, integration and divestiture related	(104)	300	—	196

Medical Device Regulation	—	296	—	296

COVID-19 Vaccine related costs	1,474	—	—	1,474

Other	—	—	(7)	(7)

Adjusted Income Before Tax by Segment from Continuing Operations	$21,574	6,991	(592)	27,973
% to Sales	41.0%	25.5%	(0.7)%	35.0%

Johnson & Johnson and Subsidiaries
GAAP to Non-GAAP Reconciliation
$ in Millions
First Quarter
	First Quarter April 2, 2023 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	Acquisition, integration and divestiture related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Consumer Health separation tax related costs	Tax legislation and other tax related	First Quarter April 2, 2023 Non-GAAP
Cost of products sold	$6,687	(1,118)						(23)	(206)			5,340
Selling, marketing and admin expenses	4,906							(7)				4,899
Research and development expense	3,455					(16)		(34)	(16)			3,389
Other (Income) / Expense	6,940	(4)	(6,900)			(26)	(72)		(222)			(284)
In-process research and development Impairments	49			(49)								—
Interest (Income) / Expense	14											14
Restructuring	130				(130)							—
Provision for/(Benefit from) taxes on income	(796)	177	1,622	11	32	5	16	12	105	(11)	23	1,196
Net Earnings/(Loss) from Continuing Operations	$(491)	945	5,278	38	98	37	56	52	339	11	(23)	6,340

Second Quarter
	Second Quarter July 2, 2023 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	Acquisition, integration and divestiture related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Consumer Health separation tax related costs	Tax legislation and other tax related	Second Quarter July 2, 2023 Non-GAAP
Cost of products sold	$6,462	(1,130)						(34)	38		—	5,336
Selling, marketing and admin expenses	5,396							(8)				5,388
Research and development expense	3,703							(44)	(46)			3,613
Other (Income) / Expense	(384)		(137)			(38)	1		(156)			(714)
In-process research and development Impairments	—											—
Interest (Income)/Expense	(109)											(109)
Restructuring	145				(145)							—
Provision for taxes on income	930	177	29		37	12	(1)	15	38	17	21	1,275
Net Earnings from Continuing Operations	$5,376	953	108	—	108	26	—	71	126	(17)	(21)	6,730

Six Months
	Six Months July 2, 2023 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	Acquisition, integration and divestiture related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Consumer Health separation tax related costs	Tax legislation and other tax related	Six Months July 2, 2023 Non-GAAP
Cost of products sold	$13,149	(2,248)						(57)	(168)			10,676
Selling, marketing and admin expenses	10,302							(15)				10,287
Research and development expense	7,158					(16)		(78)	(62)			7,002
Other (Income) / Expense	6,556	(4)	(7,037)			(64)	(71)		(378)			(998)
In-process research and development Impairments	49			(49)								—
Interest (Income)/Expense	(95)											(95)
Restructuring	275				(275)							—
Provision for taxes on income	134	354	1,651	11	69	17	15	27	143	6	44	2,471
Net Earnings from Continuing Operations	$4,885	1,898	5,386	38	206	63	56	123	465	(6)	(44)	13,070

Johnson & Johnson and Subsidiaries
GAAP to Non-GAAP Reconciliation
$ in Millions
First Quarter
	First Quarter April 3, 2022 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Consumer Health separation tax related costs	Tax legislation and other tax related	Other	First Quarter April 3, 2022 Non-GAAP
Cost of products sold	$6,018	(1,014)			(14)		(22)					4,968
Selling, marketing and admin expenses	4,812						(6)					4,806
Research and development expense	3,355						(32)					3,323
Other (Income) / Expense	(210)				20	(411)					7	(594)
In-process research and development Impairments	610			(610)								—
Restructuring	64				(64)							—
Provision for taxes on income	632	148	(53)	138	8	96	11		(96)	79	(2)	961
Net Earnings from Continuing Operations	$4,571	866	53	472	50	315	49	—	96	(79)	(5)	6,388

Second Quarter
	Second Quarter July 3, 2022 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Consumer Health separation tax related costs	Tax legislation and other tax related	Other	Second Quarter July 3, 2022 Non-GAAP
Cost of products sold	$6,322	(995)			(14)		(25)	(194)				5,094
Selling, marketing and admin expenses	5,120						(6)					5,114
Research and development expense	3,585						(39)	(110)				3,436
Other (Income) / Expense	(1)		(385)		(18)	(109)		28				(485)
In-process research and development Impairments	—											—
Restructuring	71				(71)							—
Provision for taxes on income	882	148	(29)		20	25	13	65	(2)	(78)		1,044
Net Earnings from Continuing Operations	$4,262	847	414	—	83	84	57	211	2	78	—	6,038

Third Quarter
	Third Quarter Oct 2, 2022 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Consumer Health separation tax related costs	Tax legislation and other tax related	Other	Third Quarter Oct 2, 2022 Non-GAAP
Cost of products sold	$6,172	(958)			(9)		(29)	(102)				5,074
Selling, marketing and admin expenses	4,975						(7)					4,968
Research and development expense	3,485						(42)	(80)				3,363
Other (Income) / Expense	226		(219)		(18)	(164)		(195)				(370)
In-process research and development Impairments	—											—
Restructuring	65				(65)							—
Provision for taxes on income	862	146	(7)		19	43	15	96	36	(88)		1,122
Net Earnings from Continuing Operations	$4,310	812	226	—	73	121	63	281	(36)	88	—	5,938

Johnson & Johnson and Subsidiaries
GAAP to Non-GAAP Reconciliation
$ in Millions
Fourth Quarter
	Fourth Quarter Jan 1, 2023 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	Acquisition, integration and divestiture related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Consumer Health separation tax related costs	Tax legislation and other tax related	Other	Fourth Quarter Jan 1, 2023 Non-GAAP
Cost of products sold	$6,084	(977)			(25)			(33)	(160)				4,889
Selling, marketing and admin expenses	5,339							(9)					5,330
Research and development expense	3,710							(46)	(114)				3,550
Other (Income) / Expense	795		(262)		(19)	(196)	(6)		(547)				(235)
In-process research and development Impairments	173			(173)									—
Restructuring	75				(75)								—
Provision for taxes on income	613	148	(36)	40	19	5	2	17	199	(4)	47		1,050
Net Earnings from Continuing Operations	$3,227	829	298	133	100	191	4	71	622	4	(47)	—	5,432

Twelve Months
	Twelve Months Jan 1, 2023 GAAP	Intangible asset amortization	Litigation related	In-process research and development Impairments	Restructuring related	Acquisition, integration and divestiture related	(Loss)/gain on securities	Medical Device Regulation	COVID-19 Vaccine Related Costs	Consumer Health separation tax related costs	Tax legislation and other tax related	Other	Twelve Months Jan 1, 2023 Non-GAAP
Cost of products sold	$24,596	(3,944)			(62)			(109)	(456)				20,025
Selling, marketing and admin expenses	20,246							(28)					20,218
Research and development expense	14,135							(159)	(304)				13,672
Other (Income) / Expense	810		(866)		(35)	(196)	(690)		(714)			7	(1,684)
In-process research and development Impairments	783			(783)									—
Restructuring	275				(275)								—
Provision for taxes on income	2,989	590	(125)	178	66	5	166	56	360	(66)	(40)	(2)	4,177
Net Earnings from Continuing Operations	$16,370	3,354	991	605	306	191	524	240	1,114	66	40	(5)	23,796